Exhibit 99.1

Danam Health, Inc. and Artemis Strategic Investment Corporation Announce the Execution of a Definitive Merger Agreement

August 7, 2023

| Source: Artemis Strategic Investment Corporation

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•	Danam Health, Inc. (“Danam”) is a health services technology and pharmaceutical distribution company pioneering an ecosystem model designed to empower various stakeholders in the prescription journey and patient medication compliance aspects of healthcare.

•	Founded by a consortium of top-tier pharma executives dedicated to improving the last mile of medication and healthcare delivery, Danam aims to achieve commercial success by utilizing advanced integrative technology to overcome both cost- and geography-related patient access barriers.

•	Danam leverages its proprietary technology to bridge the gap that exists among patients, practitioners, pharmacies, and pharmaceutical product accessibility by utilizing its custom adherence platform to drive value across the continuum of healthcare.

•	The transaction with Artemis Strategic Investment Corporation, a publicly traded special purpose acquisition company (NASDAQ: ARTE), is expected to support Danam with access to capital markets and to accelerate development of its health ecosystem model designed to fill a critical gap in effective last patient delivery of health services including but not limited to prescription delivery, tele-pharmacy services, and effective product education at the patient and provider level.

•	Danam intends to further develop its health ecosystem model to other aspects of patient care such as Remote Patient Monitoring (RPM) and expansion of care coordination among different healthcare providers.

•	The pro forma equity value of the combined company is expected to be approximately $200 million and the proposed business combination is expected to be completed in the fourth quarter of 2023.

New York, NY, August 7, 2023 (GLOBE NEWSWIRE) -- Artemis Strategic Investment Corporation (NASDAQ: ARTE), a publicly traded special purpose acquisition company (“Artemis”), and Danam Health, Inc. (“Danam”), a health services technology and pharmaceutical distribution company pioneering a healthcare ecosystem model designed to bring efficiency to the prescription journey and promote medication compliance, today announced that they had entered into a definitive agreement and plan of merger (the “Merger Agreement”). Upon closing of the merger as provided in the Merger Agreement (the “Transaction”), the combined company will be named Danam Health Holdings Corporation (“Danam Health”). Danam Health’s common stock and warrants are expected to be listed on NASDAQ.

Danam Health is poised to disrupt the pharmaceutical market through its business-to-business-to-consumer (“B2B2C”) portfolio of integrated companies offering a unique health-ecosystem aimed at increasing market access for pharmaceutical products by leveraging key market insights and intelligence. Danam’s four pillars include improving access to medications, fostering an environment of transparent prescription pricing, reducing costs across the healthcare system, and improving patient medication adherence to generate positive outcomes in a patient-centric model. The Danam is comprised of three innovative divisions including a technology division with a proprietary digital health and medication adherence platform, a pharmaceutical wholesale division recognized as an Accredited Drug Distributor (“ADD”) capable of servicing up to 50 states along with third-party logistics capabilities, and a digital pharmacy recognized as an Accredited Healthcare Merchant and LegitScript certified. This synergistic blend will offer innovative consumer-centric technologies with a massively scalable pharmaceutical distribution infrastructure consisting of an estimated 4,500+ network pharmacies and growing thereby driving value to key healthcare stakeholders in what is referred to as the “5P-Model” which includes patients, providers, pharmacies, pharmaceutical manufacturers, and ultimately to insurance payors and pharmaceutical benefit managers (PBMs). Danam and the combined company following the Transaction, Danam Health, will be focusing its channel strategies on the pharmaceutical manufacturing industry along with larger healthcare facilities and provider organizations.

Mr. Suren Ajjarapu, the Chief Executive Officer for Danam states “I am ecstatic to announce the proposed merger of Danam with Artemis Strategic Investment Corporation, as it will, upon closing, propel our strategic offering and associated product innovations and solutions to the market. The healthcare industry has seen rising costs, including the $378 Billion spent on prescription drugs in 2021 alone. At Danam, we will focus on lowering these costs while improving medication adherence and promoting favorable outcomes in patient care.”

“The global medication adherence market segment is projected to be an $11.2 Billion dollar industry by 2030. Our advanced technology solutions will aid consumers with taking control of their health by equipping them with convenient access to prescription and health services through our technology platform and applications,” Mr. Ajjarapu added.

“The Artemis team believes, by taking Danam public, we help accelerate their opportunity to gain leadership in the fast-growing consumer specialty pharma sector by combining their patient-centric prescription technology with their well-established value-added distribution platform,” said Philip N. Kaplan, Co-Chief Executive Officer & President of Artemis.

“This merger will highlight synergies across all of our divisions to make a meaningful impact on the pharmaceutical supply chain industry. The industry is constantly threatened with margin compression, and it has become increasingly difficult to create access and absorption of products in the market. We believe that our strategy and solutions will solve these problems for pharmaceutical manufacturers by utilizing data science, facilitating channel access with our network of pharmacies, and through the adoption of our digital solutions aimed at boosting medication adherence. The goal of creating a one-stop solution for pharmaceutical manufacturers will be game-changer in our industry,” said Mr. Brian Norton, Executive Vice President of Supply Chain at Danam.

Leadership Team

Following the closing of the Transaction, Suren Ajjarapu will serve as the CEO and Chairman of the Board of Directors of Danam Health. The Board of Directors of Danam Health is also expected to include Philip N. Kaplan and Prashant Patel.

Transaction Overview

The Transaction was unanimously approved by the respective boards of directors of all parties, at an expected combined pro forma enterprise value of approximately $200 million. In connection with the closing of the Transaction, Artemis Strategic Investment Corporation, will rename itself Danam Health Holdings Corporation.

Artemis’ newly created wholly owned subsidiary, ASIC Merger Sub, will merge with and into a Danam, with Danam surviving. Danam’s stockholders will receive consideration in the form of newly issued shares of common stock Artemis, valued based on an aggregate implied enterprise value for Danam of $200 million, including up to approximately $30 million of such common stock as contingent consideration, subject to customary adjustments for Danam’s closing working capital, cash and debt. Additionally, Artemis’ sponsor has subjected certain of its founder shares post-closing vesting. The Transaction is expected to be completed in the fourth quarter of 2023, subject to, among other things, receipt of applicable governmental, regulatory, and third-party approvals, satisfaction of minimum closing net tangible asset and cash requirements, and the satisfaction or waiver of other customary closing conditions.

Additional information about the Transaction will be provided in a Current Report on Form 8-K to be filed by Artemis with the Securities and Exchange Commission (the “SEC”) that will be available at www.sec.gov.

Advisors

Nelson Mullins Riley & Scarborough LLP is serving as legal counsel for Danam, and Ellenoff Grossman & Schole LLP is serving as legal counsel for Artemis.

About Danam Health, Inc.

Danam is driven by a team of highly experienced and distinguished industry leaders with healthcare technology and integrated product launch experience. Danam’s leadership believes that accessible personalized last mile delivery of medications and channel optimization of pharmaceutical distribution are the next frontier of patient care, and that disruptive business models are required to empower innovation in the post-pandemic world.

About Artemis Strategic Investment Corporation

Artemis is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Its principals possess public and private market investing experience and operational knowledge to bring value added benefits to Danam Health. The Artemis team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

Additional Information and Where to Find It

In connection with the Merger Agreement and the Transaction, Artemis intends to file with the SEC a Registration Statement on Form S-4, which will include a prospectus for Artemis securities and a proxy statement for Artemis’ stockholders (the “Registration Statement”). The Registration Statement has not been filed with or declared effective by the SEC. Promptly after the Registration Statement is declared effective by the SEC, Artemis will mail the definitive proxy statement and a proxy card to its shareholders. Investors and securityholders of Artemis and other interested persons are advised to read, when available, the preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with Artemis’ solicitation of proxies for the special meeting to be held to approve the Merger Agreement and Transaction and other documents filed in connection with the proposed Transaction because these documents will contain important information about Danam, Artemis, Danam Health, the Merger Agreement and the Transaction. The definitive proxy statement will be mailed to shareholders of Artemis as of a record date to be established in the future for voting on the Merger Agreement and the Transaction. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transaction (when they become available), and any other documents filed by Artemis with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to: Artemis Strategic Investment Corporation, 3310 East Corona Avenue, Phoenix AZ, 89040, Attention: Mr. Philip N. Kaplan.

Participants in the Solicitation

Artemis, Danam Health, Danam and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Artemis’ stockholders with respect to the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of Artemis’ directors and officers in Artemis’ filings with the SEC, including, when filed with the SEC, the Registration Statement, including its preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, amendments and supplements thereto, and other documents filed with the SEC. Such information with respect to Danam and Danam Health’s directors and executive officers will also be included in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction and will not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the Transaction between Artemis and Danam, including without limitation statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, the implied enterprise value, future financial condition and performance of Danam and the combined company after the closing and expected financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction, the level of redemptions of Artemis’ public stockholders and the product candidates, products, markets, and expected future performance and market opportunities of Danam and Danam Health. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Artemis’ securities; (ii) the risk that the Transaction may not be completed by Artemis’ business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the Merger Agreement by the stockholders of Artemis, the satisfaction of the minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Artemis’ stockholders; (vi) redemptions exceeding anticipated levels or the failure to meet Nasdaq initial listing standards in connection with the consummation of the Transaction; (vii) the effect of the announcement or pendency of the Transaction on Danam’s business relationships, operating results, and business generally; (viii) risks that the Transaction disrupts current plans and operations of Danam; (ix) the outcome of any legal proceedings that may be instituted against Danam h or against Artemis related to the Merger Agreement or the Transaction; (x) changes in the markets in which Danam competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) the risk that Danam may not be able to execute its growth strategies; (xiii) risk that Danam may not be able to develop and maintain effective internal controls; (xiv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xv) the ability to recognize the anticipated benefits of the Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Danam to grow and manage growth economically and hire and retain key employees; (xvi) the risk that Danam may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xvii) risks related to the ability to develop, license or acquire new therapeutics; (xiii) the risk that Danam will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xix) the risk that Danam Health, post-combination, experiences difficulties in managing its growth and expanding operations; (xx) the risk of product liability or regulatory lawsuits or proceedings relating to Danam Health’s business; (xxi) uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; risks related to regulatory review, and approval and commercial development; (xxii) risks associated with intellectual property protection; (xxiii) the risk that Danam Health is unable to secure or protect its intellectual property; and (xxiv) Danam’s limited operating history; (xxv) uncertainties inherent in the execution, cost, and completion of preclinical studies and clinical trials; (xxvi) risks related to regulatory review and approval and commercial development; and (xxvii) those factors discussed in Artemis’ filings with the SEC and that that will be contained in the proxy statement/prospectus relating to the Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Registration Statement’s proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus, and other documents to be filed by Artemis from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Danam and Artemis may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Danam or Artemis gives any assurance that Danam or Artemis, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Danam’s or Artemis’ assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Danam Health Communications

Corporate: 844-251-4691

Email: investorrelations@danamhealth.com

Artemis Strategic Investment Corporation

Email: info@artemisspac.com